UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CAPITALWORKS EMERGING MARKETS ACQUISITION CORP
(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CAPITALWORKS EMERGING MARKETS ACQUISITION

CORP C/O ELLENOFF GROSSMAN & SCHOLE LLP

1345 AVENUE OF THE AMERICAS

NEW YORK, NY 10105

LETTER TO SHAREHOLDERS

Dear Shareholders:

On behalf of the board of directors (the “Board”) of Capitalworks Emerging Markets Acquisition Corp (the “Company,” “we” or similar terminology), I invite you to attend an extraordinary general meeting of shareholders (the “Meeting”). The Meeting will be held at 10:00 a.m. Eastern Time on February 28, 2025. The Company will be holding the Meeting via live webcast.

You will be able to attend the Meeting, vote and submit your questions online by visiting at https://www.[________]. The Notice of Meeting of Shareholders, the proxy statement and the proxy card that each accompany this letter are also available at https://www.[________].

As discussed in the enclosed proxy statement, the purpose of the Meeting is to consider and vote upon the following proposals (the “Proposals”):

(i)

Proposal 1 - A proposal to amend, by special resolution, the Company’s amended and restated memorandum of association and articles of association, as amended (the “charter”) in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment”): (a) to extend the date by which the Company would be required to consummate a business combination from March 3, 2025 to March 3, 2026 (the “Extension” and such period, the “Extension Period”) and (b) to permit our Board, in its sole discretion, to elect to wind up our operations on an earlier date than March 3, 2026 (the “Extension Amendment Proposal”);

(ii)

Proposal 2 - Redemption Limitation Amendment Proposal - To eliminate, by way of special resolution, from the charter the limitation that the Company may not redeem public shares (as defined below) to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than US$5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” and such proposal, the “Redemption Limitation Amendment Proposal”) and that the charter be amended as set out in Annex B to the proxy statement;

(iii)

 Proposal 3 - A proposal to amend, by special resolution, the charter to change the name of the Company from “Capitalworks Emerging Markets Acquisition Corp” to “Piermont Valley Acquisition Corp.” (the “Name Change Proposal”); and

(iv)	Proposal 4 - A proposal to approve, by ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary, to effectuate the Extension Amendment (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Proposal and, if presented, the Adjournment Proposal is more fully described in the accompanying proxy statement.

Only holders of record of our ordinary shares at the close of business on January 31, 2025 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.

Our Board has approved the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Proposal and, if presented, the Adjournment Proposal, and recommends that holders of ordinary shares vote in favor of Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Proposal, and, if presented, the Adjournment Proposal. Approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and Name Change Proposal requires the affirmative vote of at least two-thirds of the votes cast by shareholders represented at the Meeting and entitled to vote thereon. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by shareholders represented at the Meeting and entitled to vote thereon.

In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, holders (the “public shareholders”) of the Company’s Class A ordinary shares, with a nominal or par value of $0.0001 per share (the “public shares”), included in the units sold in its initial public offering (the “IPO”), may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established in connection with the Company’s IPO, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, regardless of whether or how such public shareholders vote on the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal at the Meeting; however, redemption payments for Elections in connection with this Meeting will only be made if the Extension Amendment Proposal receives the requisite shareholder approval and the Extension is effectuated.

There will not be sufficient time before March 3, 2025 to consummate an initial business combination. Accordingly, the Board believes that it is in the best interests of our shareholders to provide the Company more time to consummate an initial business combination, as well as to provide additional flexibility to wind up our operations prior to the end of the Extension Period if our Board desires to do so. Notwithstanding the foregoing, we may decide to abandon the Extension Proposal at any time and for any reason prior to effectuating the Extension.

On May 23, 2023, the Prior Sponsor converted on a one-for-one basis 5,749,999 Class B ordinary shares that were issued prior to our IPO into 5,749,999 Class A ordinary shares (the “Founder Conversion”) and following the Founder Conversion, the Prior Sponsor continued to own one Class B ordinary share. The 5,749,999 Class A ordinary shares issued in connection with the Founder Conversion are subject to the same restrictions as applied to the Class B ordinary shares before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the prospectus for our IPO.

ii

You are not being asked to vote on any initial business combination at this time. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares if and when an initial business combination is submitted to shareholders for approval, subject to any limitations set forth in our charter. In addition, public shareholders who do not make the Election will be entitled to have their public shares redeemed for cash if the Company has not completed the initial business combination before the expiration of the Extension Period or upon the Company’s earlier liquidation, subject to any limitations set forth in our charter.

The Company reserves the right at any time to cancel the Meeting and not to submit to its shareholders the Extension Amendment Proposal or implement the Extension.

If the Extension Amendment Proposal is approved and implemented, then in accordance with the Company’s Trust Agreement, the Trust Account will not be liquidated (other than to effectuate the redemptions described above) until the earlier of:

(a)	receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement); or

(b)	the expiration of the Extension Period.

To exercise your redemption rights, you must tender your shares to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at least two business days prior to the Meeting. You may tender your shares by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/ Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of public shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the deadline for exercising redemption requests not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

iii

Based on funds in the Trust Account of approximately $[___] million as of February [__], 2025, the Company estimates that the per-share pro rata portion of the Trust Account will be approximately $[__] at the time of the Meeting (before taking into account the removal of the accrued interest to pay our taxes, if any). The closing price of the Company’s Class A ordinary shares on the OTC Markets on February [__], 2025 was $[__]. Accordingly, if the market price were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving $[__] [more/less] for each share than if such shareholder sold the shares in the open market. The Company cannot assure shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their public shares.

If the Extension Amendment Proposal is not approved by March 3, 2025, we will be required to dissolve and liquidate our Trust Account by returning the then-remaining funds (less taxes payable and less up to $100,000 of interest to pay winding up and dissolution expenses) in such account to the public shareholders. Additionally, without the Redemption Limitation Amendment, the Company may not be able to implement the Extension if following redemptions in connection with the Extension the Company would not have at least $5,000,001 in tangible net assets as currently required by its charter. If that were to occur, the Company would be forced to liquidate on March 3, 2025. The Company will not proceed with the Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) if the Company will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the redemptions. The Company cannot predict the amount that will remain in the Trust Account following the redemptions if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $[ ] million that was in the Trust Account as of the date of this proxy statement.

After careful consideration of all relevant factors, the Board has determined that each of the Proposals is advisable and recommends that you vote or give instruction to vote “FOR” each of the Extension Amendment Proposal, the Name Change Proposal, and , if presented, the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Meeting, the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Proposal and, if presented, the Adjournment Proposal. Whether or not you plan to virtually participate in the Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

Suresh Guduru Chief Executive Officer February [__], 2025

iv

CAPITALWORKS EMERGING MARKETS ACQUISITION CORP

c/o Ellenoff Grossman & Schole

LLP 1345 Avenue of the Americas

New York, NY 10105

NOTICE OF EXTRAORDINARY MEETING IN LIEU

OF AN ANNUAL GENERAL MEETING OF

SHAREHOLDERS TO

BE HELD ON FEBRUARY 28, 2025

February [__], 2025

To the Shareholders of Capitalworks Emerging Markets Acquisition Corp:

NOTICE IS HEREBY GIVEN that an extraordinary meeting in lieu of an annual general meeting of shareholders (the “Meeting”) of Capitalworks Emerging Markets Acquisition Corp (the “Company,” “we” or similar terminology), a Cayman Islands exempted company, will be held on February 28, 2025, at 10:00 a.m. Eastern Time. The Company will be holding the Meeting via live webcast. You will be able to attend the Meeting, vote and submit your questions online by visiting at https://www.[________].

The purpose of the Meeting will be to consider and vote upon the following proposals (the “Proposals”):

(i)

Proposal 1 - A proposal to amend, by special resolution, the Company’s amended and restated memorandum of association and articles of association, as amended (the “charter”) in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment”): (a) to extend the date by which the Company would be required to consummate a business combination from March 3, 2025 to March 3, 2026 (the “Extension” and such period, the “Extension Period”) and (b) to permit our Board, in its sole discretion, to elect to wind up our operations on an earlier date than March 3, 2026 (the “Extension Amendment Proposal”);

(ii)

Proposal  2 - Redemption Limitation Amendment Proposal - To eliminate, by way of special resolution, from the charter the limitation that the Company may not redeem public shares (as defined below) to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than US$5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” and such proposal, the “Redemption Limitation Amendment Proposal”) and that the charter be amended as set out in Annex B to the proxy statement;

(iii)

Proposal 3 - A proposal to amend, by special resolution, the charter to change the name of the Company from “Capitalworks Emerging Markets Acquisition Corp” to “Piermont Valley Acquisition Corp.” (the “Name Change Proposal”); and

(iv)	Proposal 4 - A proposal to approve, by ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary, to effectuate the Extension Amendment (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Proposal and, if presented, the Adjournment Proposal is more fully described in the accompanying proxy statement.

The Adjournment Proposal will only be presented at the Meeting if more time is necessary to approve the Extension Amendment Proposal or effectuate the Extension. The Adjournment Proposal may be presented as the first proposal at the Meeting.

The Board has fixed the close of business on January 31, 2025 as the record date (the “Record Date”)   for the Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at    the Meeting or any adjournments or postponements thereof.

v

By Order of the Board of Directors

Sincerely,

Suresh Guduru Chief Executive Officer Dated: February [__], 2025

YOUR VOTE IS IMPORTANT. IF YOU ARE A SHAREHOLDER OF RECORD, WHETHER OR NOT YOU PLAN TO PARTICIPATE VIRTUALLY IN THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE PROPOSALS INCLUDED ON THE ENCLOSED PROXY CARD AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA OR SUBMIT YOUR PROXY THROUGH THE INTERNET AS PROMPTLY AS POSSIBLE. IF YOU ARE A SHAREHOLDER OF RECORD, YOU MAY ALSO CAST YOUR VOTE ONLINE AT THE MEETING. IF YOUR SHARES ARE HELD IN AN ACCOUNT AT  A BROKERAGE FIRM OR BANK, YOU MUST INSTRUCT YOUR  BROKER OR BANK HOW TO VOTE YOUR SHARES, OR YOU MAY CAST YOUR VOTE ONLINE AT THE MEETING BY OBTAINING A LEGAL PROXY FROM YOUR BROKERAGE FIRM OR BANK. ABSTENTIONS, WHILE CONSIDERED PRESENT FOR THE PURPOSES OF ESTABLISHING A QUORUM, WILL NOT COUNT AS VOTES CAST AND WILL HAVE NO EFFECT ON THE OUTCOME OF THE VOTE ON EACH OF THE PROPOSALS, ASSUMING A QUORUM IS PRESENT. FAILURE TO VOTE BY PROXY OR TO VOTE IN PERSON (INCLUDING VIRTUALLY) AT THE MEETING WILL HAVE NO EFFECT ON THE OUTCOME OF THE VOTE ON EACH OF THE PROPOSALS, ASSUMING  A QUORUM IS PRESENT.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THIS PROXY STATEMENT TO THE SHAREHOLDERS WILL BE AVAILABLE AT HTTPS://WWW.[________]. WE ARE FIRST MAILING THESE MATERIALS TO OUR SHAREHOLDERS ON OR ABOUT FEBRUARY [__], 2025.

CAPITALWORKS EMERGING MARKETS ACQUISITION CORP

C/O ELLENOFF GROSSMAN & SCHOLE LLP

1345 AVENUE OF THE AMERICAS

NEW YORK, NY 10105

vi

vii

CAPITALWORKS EMERGING MARKETS ACQUISITION CORP PROXY STATEMENT

FOR AN EXTRAORDINARY GENERAL MEETING TO BE HELD AT 10:00 A.M. EASTERN TIME ON FEBRUARY 28, 2025

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, possible business combinations and related matters, as well as all other statements other than statements of historical fact.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described under “Risk Factors” in this proxy statement and the Company’s filings with the SEC.

Except as expressly required by applicable securities law, we disclaim any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

1

QUESTIONS AND ANSWERS ABOUT THE MEETING

The information provided in the Questions and Answers below are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement of Capitalworks Emerging Markets Acquisition Corp (the “Company,” “we” or similar terminology) and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the Meeting, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.

We are a blank check company incorporated in the Cayman Islands for the purpose of effecting a merger, capital share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (our “initial business combination”). On December 3, 2021, the Company consummated its IPO of 23,000,000 units, and a concurrent private placement (the “Private Placement”) of 11,700,000 warrants (the “Private Placement Warrants”), from which it derived gross proceeds in the aggregate of $241,700,000. Prior to the Company’s IPO, CEMAC Sponsor LP, a Cayman Islands exempted limited partner (the “Prior Sponsor”) purchased 5,750,000 of the Company’s Class B ordinary shares, which were convertible into Class A ordinary shares for an aggregate purchase price of $25,000 or approximately $0.004 per share.

Like most blank check companies, our charter provides for the return of the funds held in trust to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date. We initially had until March 3, 2023 (i.e., 15 months from the consummation of the IPO, or the “business combination period”) to complete our initial business combination, subject to:

•	an automatic three-month extension if we had signed a definitive agreement with respect to an initial business combination by March 3, 2023 (an “Automatic Extension”); or

•	if there is no Automatic Extension, a three-month extension subject to the Prior Sponsor or its affiliates or designees depositing additional funds into the Company’s Trust Account.

On March 1, 2023, we entered into a definitive business combination agreement (the “Lexasure Business Combination Agreement”) with Lexasure Financial Group Limited, a Cayman Islands exempted company limited by shares (together with its successors, “Lexasure”), Lexasure Financial Holdings Corp., a Cayman Islands exempted company limited by shares (“Pubco”), CEMAC Merger Sub Inc., a Cayman Islands exempted company limited by shares and a wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), Lexasure Merger Sub Inc., a Cayman Islands exempted company limited by shares and a wholly- owned subsidiary of Pubco (“Company Merger Sub” and, together with SPAC Merger Sub, the “Merger Subs”), the Prior Sponsor, in the capacity as the representative from and after the effective time for the shareholders of the Company and Pubco (other than the former Lexasure shareholders) (the “SPAC Representative”), and Ian Lim Teck Soon, an individual, in the capacity as the representative from and after the Effective Time for the former Lexasure shareholders (the “Seller Representative”) for an initial business combination (the “Lexasure Business Combination”). As a result of the signing of the Lexasure Business Combination Agreement with respect to the Lexasure Business Combination, the period of time to consummate our initial business combination was automatically extended by an additional three months to June 3, 2023 in accordance with our charter.

On May 23, 2023, the Company held an extraordinary general meeting of shareholders of the Company, at which the Company’s shareholders approved, among other things, an amendment to our charter to extend the date by which the Company must consummate an initial business combination to March 3, 2024. Shareholders holding 18,751,603 shares of the Company’s Class A ordinary shares exercised their right to redeem such Class A ordinary shares for a pro rata portion of the funds in the Trust Account established in connection with its initial public offering. As a result, $197,192,733.57 (approximately $10.51 per share) was removed from the Trust Account to pay such holders.

On February 29, 2024, the Company held an extraordinary general meeting in lieu of an annual general meeting of shareholders. At the meeting, the Company’s shareholders approved a proposal to amend, by special resolution, the Company’s amended and restated memorandum and articles of association, as amended (a) to extend the date by which the Company would be required to consummate a business combination from March 3, 2024 to March 3, 2025 and (b) to permit the Company’s Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than March 3, 2025 (including prior to March 3, 2024). Shareholders holding 3,036,666 shares of the Company’s Class A ordinary shares exercised their right to redeem such Class A ordinary shares for a pro rata portion of the funds in the Trust Account established in connection with its initial public offering. As a result, approximately $33,616,850 (approximately $11.07 per share) was removed from the Trust Account to pay such holders. Following this redemption, there are 6,961,730 Class A ordinary shares and one Class B ordinary share issued and outstanding.

As a result, the Prior Sponsor held 5,749,999 Class A ordinary shares, or approximately 82.6% of the Company’s issued and outstanding Class A ordinary shares, and one Class B ordinary share.

On March 22, 2024, the parties to the Lexasure Business Combination Agreement entered into a Termination and Release Agreement pursuant to which they agreed to terminate the Lexasure Business Combination Agreement and the transactions contemplated thereby.

On April 19, 2024, the Prior Sponsor entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Vikasati Partners LLC, a Delaware limited liability company (“New Sponsor”), pursuant to which, among other things, New Sponsor purchased (i) one Class B ordinary share of the Company, (ii) 3,925,000 Class A ordinary shares of the Company and (iii) 7,605,000 private placement warrants of the Company from Prior Sponsor.

As of February [__], 2025, there was an aggregate of $____, or approximately $[__] per share, held in the Trust Account.

You are not being asked to vote on an initial business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, you will be entitled to vote on an initial business combination if and when it is submitted to shareholders and will retain the right to redeem your public shares for cash in the event the business combination is approved and completed or we have not consummated a business combination by the expiration of the Extension Period or upon the Company’s earlier liquidation, subject to the terms of the charter.

2

There will not be sufficient time before March 3, 2025 to consummate an initial business combination. Accordingly, the Board believes that it is in the best interests of our shareholders to provide the Company more time to consummate an initial business combination, as well as to provide additional flexibility to wind up our operations prior to the end of the Extension Period.

If the Extension Amendment Proposal is approved and implemented, the business combination period will be extended to March 3, 2026. If this proposal is approved and implemented, our Board may elect, in its sole discretion, to wind up our operations on any date following the adoption of the Extension Amendment, in which case we will liquidate the Trust Account to redeem all public shares and thereafter liquidate and dissolve in accordance with law. Our Board believes that it is in the best interests of the shareholders to both continue the Company’s existence as currently permitted under our charter until the expiration of the Extension Period (as defined below) and to enable the Company to liquidate the Trust Account and dissolve in accordance with law and to redeem all public shares on a specified date prior to March 3, 2026 if it determines such action is in the best interests of the shareholders.

Without the Redemption Limitation Amendment, the Company may not be able to implement the Extension if following redemptions in connection with the Extension the Company would not have at least $5,000,001 in tangible net assets as currently required by its charter. If that were to occur, the Company would be forced to liquidate on March 3, 2025. The Company will not proceed with the Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) if the Company will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the redemptions. If the Redemption Limitation Amendment Proposal is approved, even if redemptions of the public shares would cause the Company to exceed the Redemption Limitation, the Company will be able to proceed with such redemptions. The Company cannot predict the amount that will remain in the Trust Account following the redemptions if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $[ ] million that was in the Trust Account as of the date of this proxy statement.

Under the Name Change Proposal, we are asking our shareholders to approve a change in our name from “Capitalworks Emerging Markets Acquisition Corp” to “Piermont Valley Acquisition Corp.”

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates if necessary to effectuate the Extension Amendment.

The Adjournment Proposal may be presented as the first proposal at the time of the Meeting.

Therefore, the Board is submitting the Proposals described in this proxy statement for the shareholders to vote upon.

When and where is the Meeting?

The Meeting will be held at 10:00 a.m. Eastern Time, on February 28, 2025, in virtual format. The Company’s shareholders may attend and vote at the Meeting by visiting https://www.[________] and entering the control number found on their proxy card. You may also attend the Meeting telephonically by dialing [_________] (toll-free within the United States and Canada) or [________] (outside of the United States and Canada, standard rates apply). The conference ID for telephone access is [______]#.

You will not be able to attend the Meeting physically. The online meeting format for the Meeting will enable full and equal participation by all our shareholders from any place in the world at little to no cost.

3

How do I attend the virtual Meeting?

Registered shareholders receive a proxy card. The proxy card contains instructions on how to attend the Meeting including the URL address, along with a control number that you will need for access. If you do not have your control number, contact [_____] by phone at: [______], or email [______].

You can pre-register to attend the virtual meeting starting on February __, 2025 at 10:00 a.m. Eastern Time (four (4) business days prior to the meeting date). Enter the URL address into your browser https://www.[________], enter your control number, name and email address. Once you pre- register you will be able to vote. At the start of the Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Meeting.

Beneficial holders, who own their shares through a bank or broker, will need to contact [______] to receive a control number. If you plan to vote at the Meeting, you will need to have a legal proxy from your bank or broker. If you would like to attend the Meeting and not vote, [_____] will issue you a guest control number after you provide proof of beneficial ownership. Either way, you must contact [______] for specific instructions on how to receive the control number, by phone at: [_____], or email at [_______]. Please allow up to seventy-two (72) hours prior to the Meeting for processing your control number.

How do I vote?

If you are a holder of record of Company ordinary shares, you may vote virtually at the Meeting or by submitting a proxy for the Meeting. Whether or not you plan to attend the Meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by (i) completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope or (ii) (for registered shareholders) voting online at https://www.[_______]. You may still attend the Meeting and vote virtually at https://www.[________], if you have already voted by proxy.

If your Company ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote your shares virtually at the Meeting unless you first submit a legal proxy, as described above in “How do I attend the virtual Meeting?”

How do I change my vote?

If you are a holder of record of Company ordinary shares, you can revoke your proxy at any time before the final vote at the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting virtually at the Meeting. Attendance at the Meeting alone will not change your vote.

If your Company ordinary shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

4

What is being voted on?

You are being asked to vote on the following proposals (the “Proposals”):

(i)

Proposal 1 - A proposal to amend, by special resolution, the Company’s amended and restated memorandum of association and articles of association, as amended (the “charter”) in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment”): (a) to extend the date by which the Company would be required to consummate a business combination from March 3, 2025 to March 3, 2026 (such period, the “Extension Period”) and (b) to permit our Board, in its sole discretion, to elect to wind up our operations on an earlier date than March 3, 2026 (the “Extension Amendment Proposal”);

(ii)

Proposal 2 - Redemption Limitation Amendment Proposal - To eliminate, by way of special resolution, from the charter the limitation that the Company may not redeem public shares (as defined below) to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than US$5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” and such proposal, the “Redemption Limitation Amendment Proposal”) and that the charter be amended as set out in Annex B to the proxy statement;

(iii)

Proposal 3 - A proposal to amend, by special resolution, the charter to change the name of the Company from “Capitalworks Emerging Markets Acquisition Corp” to “Piermont Valley Acquisition Corp.” (the “Name Change Proposal”); and

(iv)	Proposal 4 - A proposal to approve, by ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary, to effectuate the Extension (the “Adjournment Proposal”).

How are votes counted?

Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions for each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, Name Change Proposal and Adjournment Proposal.

Why is the Company proposing the Extension Amendment Proposal?

The Company’s IPO prospectus and charter provided that the Company initially had until March 3, 2023 (the date which was 15 months after the consummation of the IPO) to complete the initial business combination, subject to (i) an Automatic Extension or (ii) a three-month extension (until June 3, 2023) at the request of the Prior Sponsor and the funding of additional amounts into the Trust Account. On March 1, 2023, we entered into the Lexasure Business Combination Agreement with Lexasure and the other parties thereto. As a result of the signing of the Lexasure Business Combination Agreement with respect to the Lexasure Business Combination, the period of time to consummate our initial business combination was automatically extended by an additional three months to June 3, 2023 in accordance with our charter. On May 23, 2023, the Company held an extraordinary general meeting of shareholders of the Company, at which the Company’s shareholders approved, among other things, an amendment to our charter to extend the date by which the Company must consummate an initial business combination to March 3, 2024. On February 29, 2024, the Company held an extraordinary general meeting in lieu of an annual general meeting of shareholders. At the meeting, the Company’s shareholders approved a proposal to amend, by special resolution, the Company’s amended and restated memorandum and articles of association, as amended (a) to extend the date by which the Company would be required to consummate a business combination from March 3, 2024 to March 3, 2025 and (b) to permit the Company’s Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than March 3, 2025 (including prior to March 3, 2024). On March 22, 2024, the parties to the Lexasure Business Combination Agreement entered into a Termination and Release Agreement pursuant to which they agreed to terminate the Lexasure Business Combination Agreement and the transactions contemplated thereby.

While the Company is using its best efforts to complete an initial business combination, there is not sufficient time before March 3, 2025 to consummate an initial business combination. Accordingly, the Board believes that it is in the best interests of our shareholders to provide the Company more time to consummate an initial business combination, as well as to provide additional flexibility to wind up our operations prior to the end of the Extension Period. We intend to hold another shareholders’ meeting prior to the expiration of the Extension Period in order to seek shareholder approval of an initial business combination if a definitive agreement is entered into for such a transaction prior to the expiration of the Extension Period.

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The Company reserves the right at any time to cancel the Meeting and not to submit to its shareholders the Extension Amendment Proposal.

Why is the Company proposing the Redemption Limitation Amendment Proposal?

Without the Redemption Limitation Amendment, the Company may not be able to implement the Extension if following redemptions in connection with the Extension the Company would not have at least $5,000,001 in tangible net assets as currently required by its charter. If that were to occur, the Company would be forced to liquidate on March 3, 2025. The Company will not proceed with the Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) if the Company will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the redemptions. If the Redemption Limitation Amendment Proposal is approved, even if redemptions of the public shares would cause the Company to exceed the Redemption Limitation, the Company will be able to proceed with such redemptions.

If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because the Company does not take action to increase its net tangible assets or because its attempt to do so is not successful, then the Company will not proceed with the Extension and the Company will not redeem any public shares. In such case, public shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account.

The Company cannot predict the amount that will remain in the Trust Account following the redemptions if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $[ ] million that was in the Trust Account as of the date of this proxy statement.

Why is the Company proposing the Name Change Proposal?

Under the Name Change Proposal, we are asking our shareholders to approve the change in our name. On April 19, 2024, the Prior Sponsor entered into the Securities Purchase Agreement with the New Sponsor. Pursuant to the Securities Purchase Agreement, we agreed to change our name. Accordingly, we are proposing to change our name now to “Piermont Valley Acquisition Corp.”

Why is the Company proposing the Adjournment Proposal?

If the Company anticipates that it may need more time to effectuate the Extension, the Company may put the Adjournment Proposal to a vote in order to seek additional time for such purpose. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal and Name Change Proposal will not be submitted to the shareholders for a vote provided that the Adjournment Proposal is approved.

Why should I vote “FOR” the Extension Amendment Proposal?

Our Board believes shareholders will benefit from the Company consummating an initial business combination and is proposing the Extension Amendment to extend the date by which the Company must complete an initial business combination prior to the expiration of the Extension Period. Our Board also believes that shareholders will benefit from enabling the Board to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the Extension Amendment and prior to the end of the Extension Period, after taking into account various factors, including, but not limited to, the prospect of negotiating and consummating a business combination prior to the end of the Extension Period. Your vote in favor of the Extension Amendment Proposal is required for the Company to implement the Extension Amendment.

The Company’s existing charter provides that if the Company’s shareholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem public shares if the Company does not complete its initial business combination before March 3, 2025, the Company will provide holders of its public shares (“public shareholders”) with the opportunity to redeem all or a portion of their public shares upon such approval (the election for such a redemption, the “Election”) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. The Company believes that this charter provision was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination during the business combination period. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

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If the Extension Amendment is approved, the Board will have the flexibility to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the Extension Amendment at any time before or after the current termination date, and prior to the end of the Extension Period.

If the Company liquidates, the Prior Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement reduce the amount of funds in the Trust Account to below (i) $10.20 per public share or (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per public share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Company has not independently verified whether the Prior Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Prior Sponsor’s only assets are securities of the Company and, therefore, the Prior Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Our Board recommends that you vote in favor of the Extension Amendment Proposal but expresses no opinion as to whether you should redeem your public shares. Public shareholders may elect to redeem their public shares regardless of whether or how they vote on the Extension Amendment Proposal at the Meeting or if they do not vote at all; however, redemption payments for Elections in connection with this Meeting will only be made if the Extension Amendment Proposal receives the requisite shareholder approval and the Extension is effectuated.

Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

The Company believes shareholders will benefit from the implementation of the Extension and is proposing the Redemption Limitation Amendment Proposal to delete the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 following the redemptions, it would be unable to implement the Extension and be forced to liquidate.

Why should I vote “FOR” the Name Change Proposal?

On April 19, 2024, the Prior Sponsor entered into the Securities Purchase Agreement with the New Sponsor. Pursuant to the Securities Purchase Agreement, we agreed to change our name and accordingly have an obligation to do so. Our Board therefore recommends that you vote in favor of the Name Change Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal, if presented, is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later date in the event that more time is necessary to effectuate the Extension.

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How do the Company insiders intend to vote their shares?

All of the Company’s directors and officers and their respective affiliates, as well as the Prior Sponsor and New Sponsor, are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Proposals.

Our initial shareholders (and their permitted transferees) have entered into a letter agreement with us pursuant to which they have agreed to waive their redemption rights with respect to their ordinary shares in connection with the completion of our initial business combination or (ii) a shareholder vote to approve an amendment to our charter (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within the applicable time frame or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity. Accordingly, the initial shareholders (including the Prior Sponsor and New Sponsor) are not entitled to redeem the 5,749,999 Class A ordinary shares and one Class B ordinary share held by them (the “Founder Shares”).

On the Record Date, the initial shareholders beneficially owned and were entitled to vote 5,750,000 Founder Shares, which in the aggregate represents approximately 82.6% of the Company’s issued and outstanding ordinary shares. As a result, it is expected that all of the Proposals will be approved at the meeting.

The New Sponsor may enter into arrangements with a limited number of shareholders pursuant to which such shareholders would agree not to redeem the public shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor may provide such shareholders either Founder Shares or membership interests in the Sponsor pursuant to such arrangements.

Does the Board recommend voting for the approval of each of the Proposals?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the proposals are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Proposal, and , if presented, the Adjournment Proposal.

What vote is required to adopt the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and Name Change Proposal?

Approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and Name Change Proposal will require the affirmative vote of at least two-thirds of the votes cast by shareholders represented at the Meeting and entitled to vote thereon.

When would the Board abandon the Extension Amendment?

Our Board will abandon the Extension if our shareholders do not approve the Extension Amendment Proposal or if shareholders do not approve the Redemption Limitation Amendment Proposal and the Company does not have net tangible assets of at least $5,000,001 following redemptions of public shares.

If we do not present the Extension Amendment Proposal, public shareholders will not have their public shares redeemed in connection with the Meeting.

What vote is required to adopt the Adjournment Proposal?

Approval of the Proposal requires the affirmative vote of a majority of the votes cast by shareholders represented at the Meeting and entitled to vote thereon.

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What happens if I sell my ordinary shares or units of the Company before the Meeting?

The Record Date, January 31, 2025, is earlier than the date of the Meeting. If you transfer your public shares after the Record Date but before the Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Meeting. If you transfer your ordinary shares prior to the Record Date, you will have no right to vote those shares at the Meeting.

Will you seek any further extensions to liquidate the Trust Account?

The Company may seek further extensions to consummate an initial business combination if the Board determines doing so would be in the best interests of the Company and its shareholders.

What happens if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved, we will be required to dissolve and liquidate our Trust Account by returning the then-remaining funds (less taxes payable and less up to $100,000 of interest to pay winding up and dissolution expenses) in such account to the public shareholders.

The Company’s initial shareholders (including the Prior Sponsor and New Sponsor) have waived their rights to participate in any liquidation distribution with respect to their 5,750,000 Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up.

Additionally, redemption payments for Election in connection with this Meeting will only be made if the Extension Amendment Proposal receive the requisite shareholder approval and the Extension is effectuated.

If the Extension Amendment Proposal is approved, what happens next?

Subject to the approval of the Extension Amendment Proposal by at least two-thirds of the votes cast by shareholders represented at the Meeting and entitled to vote thereon, the Company will file an amendment to the charter with the Registrar of Companies of the Cayman Islands in the form of Annex A hereto.

Unless and until the Board determines to wind up the operations of the Company, the Company will remain a reporting company under the Exchange Act, and its units, Class A ordinary shares, and public warrants will remain publicly traded. Unless and until the Board determines to wind up the operations of the Company, the Company will then continue to work to consummate an initial business combination prior to the expiration of the Extension Period.

If the Extension Amendment is approved, the Board will have the flexibility to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the Extension Amendment at any time prior to the end of the Extension Period.

If the Company liquidates, the Prior Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement reduce the amount of funds in the Trust Account to below (i) $10.20 per public share or (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per public share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. The Company has not independently verified whether the Prior Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Prior Sponsor’s only assets are securities of the Company and, therefore, the Prior Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

The Extension Amendment Proposal must be approved for the Extension Period to be implemented.

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What happens if the Redemption Limitation Amendment Proposal is not approved?

If the Redemption Limitation Amendment Proposal is not approved and following redemptions in connection with the Extension the Company does not meet the Redemption Limitation, then the Extension will not be implemented. Additionally, if the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because the Company does not take action to increase its net tangible assets or because its attempt to do so is not successful, then the Company will not proceed with the Extension and the Company will not redeem any public shares. In such case, public shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their public shares redeemed for cash on March 3, 2025.

Holders of Founder Shares, including the Prior Sponsor, New Sponsor and the officers and directors of the Company, waived their rights to participate in any liquidation distribution with respect to the Founder Shares held by them.

Would I still be able to exercise my redemption rights if I vote against the Extension Amendment Proposal?

Yes, assuming you are a shareholder as of the Record Date and continue to hold your shares at the time of your Election (and subsequent redemption payment). However, redemption payments for Elections in connection with this Meeting will only be made if the Extension Amendment Proposal receives the requisite shareholder approval and the Extension is effectuated. If you do not redeem your public shares in connection with the Meeting, and you disagree with the initial business combination if and when it is proposed for a shareholder approval, you will retain your right to redeem your public shares upon consummation of the initial business combination, subject to any limitations set forth in the charter.

If my shares are held in “street name,” will my broker automatically vote them for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the applicable rules, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, reverse stock splits, shareholder proposals, elections of directors (even if not contested), and executive compensation, including advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purposes of determining the existence of a quorum. Broker non- votes will have no effect on the outcome of any vote on any of the Proposals, if a quorum is present.

In contrast, brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters.

The Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, Name Change Proposal and Adjournment Proposal are considered to be “non- routine” and brokers, banks or other nominees will not have discretionary voting power with respect to such proposals. Thus, your broker can vote your shares with respect to these proposals only if you provide instructions on how to vote. You should instruct your broker to vote your shares, and your broker can tell you how to provide these instructions.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least half of the paid up voting share capital of the Company is represented virtually or by proxy at the Meeting.

Abstentions and broker non-votes will be counted as present for the purpose of determining a quorum. If there is no quorum, the Meeting shall be adjourned in accordance with the charter.

The Prior Sponsor and New Sponsor collectively own approximately 82.6% of the Company’s issued and outstanding ordinary shares, which will count towards this quorum. As a result, in addition to the ordinary shares owned by the Prior Sponsor and New Sponsor, no shares would be required to achieve a quorum.

Who can vote at the Meeting?

Only holders of record of the Company’s ordinary shares at the close of business on January 31, 2025 are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On this Record Date, 6,691,730 Class A ordinary shares and one Class B ordinary share were issued and outstanding and entitled to vote on the relevant Proposal.

See above in “How do I vote?” for information on how to vote.

What interests do the Company’s directors and executive officers have in the approval of the proposals?

The Company’s directors and executive officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. See “The Meeting — Interests of our Prior Sponsor, New Sponsor, Directors and Officers.”

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What happens to the Company’s warrants if the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal is not approved?

If Extension Amendment Proposal is not approved or the Extension Amendment Proposal is approved but the Redemption Limitation Amendment Proposal is not approved and following redemptions in connection with the Extension the Company does not meet the Redemption Limitation, we will be required to dissolve and liquidate our Trust Account by returning the then-remaining funds in such account to the public shareholders, and the Company’s warrants will expire worthless.

What happens to the Company’s warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved and implemented, the Company will be able to continue its efforts to consummate an initial business combination until the expiration of the Extension Period (or the Board’s election for earlier liquidation) and will retain the blank check company restrictions previously applicable to it, and the public warrants and Private Placement Warrants will remain outstanding in accordance with their terms.

How do I redeem my public shares?

If the Extension Amendment is implemented, each public shareholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve an initial business combination, or if the Company has not consummated an initial business combination by the expiration of the Extension Period.

To demand redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on February 26, 2025. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the Election and the effective date of the Extension Amendment.

Pursuant to our charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 p.m. Eastern Time, on February 26, 2025, (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “transfer agent”), at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemptions, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote “FOR” the Extension Amendment Proposal or do not vote at all. Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

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Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the Trust Account.

In the event that a public shareholder tenders its shares and decides prior to the vote at the Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the deadline for exercising redemption requests (and thereafter, with our consent) not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares, and the Extension Amendment Proposal is not approved or not implemented, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the implementation of the Extension Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If I am a public unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding public units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate (physically or electronically) for such units to Continental, our transfer agent, with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the delivery of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the units into public shares and public warrants. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Clear Trust, LLC (the “Solicitor”) to assist in the solicitation of proxies for the Meeting. The Company has agreed to pay Solicitor’s customary fees, plus disbursements, and indemnify Solicitor against certain damages, expenses, liabilities or claims relating to its services as the Company’s proxy solicitor. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

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Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the SEC within four (4) business days following the Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the Company’s Solicitor at:

Clear Trust, LLC

16540 Pointe Village Dr, Suite 210

Lutz, Florida 33558

Telephone: (813) 235-4490

Email: inbox@cleartrusttransfer.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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RISK FACTORS

Investing in our securities involves risk. You should consider carefully all of the risks described below, together with the other factors discussed in the Company’s filings with the SEC. Our business, financial condition or results of operations could also be materially and adversely affected by additional factors that apply to all companies generally, as well as other risks that are not currently known to us or that we currently view to be immaterial. In any such case, the trading price of our securities could decline and you may lose all or part of your original investment. While we attempt to mitigate known risks to the extent we believe to be practicable and reasonable, we can provide no assurance, and we make no representation, that our mitigation efforts will be successful. See “Cautionary Note Regarding Forward-Looking Statements.”

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that a business combination will be consummated prior to the end of the Extended Period. Our ability to consummate a business combination is dependent on a variety of factors, many of which are beyond our control. We will seek approval of a business combination at a separate extraordinary general meeting. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a business combination. Even if the Extension or a business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the business combination on commercially acceptable terms, or at all. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The Company may be deemed an unregistered investment company under the Investment Company Act.

As previously indicated, the Company completed its initial public offering in December 2021 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time. Due to the length of time that we have been searching for a business combination, it is possible that a claim could be made that we have been operating as an unregistered investment company. It is also possible that the investment of funds from the IPO during our life as a blank check company, and the earning and use of interest from such investment, could increase the likelihood of us being found to have been operating as an unregistered investment company more than if we sought to potentially mitigate this risk by holding such funds as cash from the outset of our IPO. If the Company was deemed to be an investment company for purposes of the Investment Company Act and found to have been operating as an unregistered investment company, it could cause the Company to liquidate. If we are forced to liquidate, investors in the Company would not be able to participate in any benefits of owning stock in an operating business, including the potential appreciation of our stock following such a transaction and our warrants would expire worthless.

The Company could be required to pay taxes pursuant to the Inflation Reduction Act.

On August 16, 2022, the Inflation Reduction Act of 2022 became law in the United States, which, among other things, imposes a 1% excise tax on the fair market value of certain repurchases (including certain redemptions) of shares by publicly traded domestic (i.e., United States) corporations (and certain non-U.S. corporations treated as “surrogate foreign corporations”). The excise tax will apply to share repurchases occurring in 2023 and beyond. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. The U.S. Department of the Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax. For instance, in April 2024, the U.S. Department of the Treasury issued proposed Treasury regulations and guidance clarifying when certain repurchases would be exempt from the excise tax, such as liquidating distributions and any redemptions or repurchases that occur in the same year that the repurchasing company undertakes a complete liquidation (as described in Section 331 of the Internal Revenue Code). Taxpayers may rely on these proposed regulations until final regulations are issued.

As an entity incorporated as a Cayman Islands exempted company, the 1% excise tax is not expected to apply to redemptions of our ordinary shares (absent any further regulations and other additional guidance that may be issued in the future with retroactive effect). However, in connection with an initial business combination involving a company organized under the laws of the United States, it is possible that we domesticate and continue as a U.S. corporation prior to certain redemptions and, because our securities would likely be trading on a national securities exchange at that time, it is possible that we will be subject to the excise tax with respect to any subsequent redemptions, including redemptions in connection with the initial business combination, that are treated as repurchases for this purpose (other than, pursuant to the proposed regulations from the U.S. Department of the Treasury, redemptions in complete liquidation of the company). In all cases, the extent of the excise tax that may be incurred will depend on a number of factors, including the fair market value of our shares redeemed, the extent such redemptions could be treated as dividends and not repurchases, and the content of the final regulations and other additional guidance from the U.S. Department of the Treasury that may be issued and applicable to the redemptions. Issuances of shares by a repurchasing company in a year in which such company repurchases shares may reduce the amount of excise tax imposed with respect to such repurchase. The excise tax is imposed on the repurchasing company itself, not the shareholders from which shares are repurchased. The imposition of the excise tax as a result of redemptions could, however, reduce the amount of cash available to pay redemptions or reduce the cash contribution to the target business in connection with our initial business combination, which could cause the other shareholders of the combined company to economically bear the impact of such excise tax.

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The Company and any potential business combination it seeks to enter into could be subject to review by the Committee on Foreign Investment in the United States.

The Committee on Foreign Investment in the United States (“CFIUS”) is an interagency committee authorized to review certain transactions involving investments by “foreign persons” in U.S. businesses that have a nexus to critical technologies, critical infrastructure and/or sensitive personal data in order to determine the effect of such transactions on the national security of the U.S. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. In the case that CFIUS determines an investment to be a threat to national security, CFIUS has the power to unwind or place restrictions on the investment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on — among other factors — the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. If either we or our controlling shareholders were considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions, CFIUS review and/or mandatory filings. While New Sponsor is a limited liability company formed in Delaware and is not controlled by, nor does it have substantial ties with, a non-U.S. person, investments that result in “control” of a U.S. business by a foreign person are always subject to CFIUS jurisdiction. CFIUS’s expanded jurisdiction under the Foreign Investment Risk Review Modernization Act of 2018 and implementing regulations that became effective on February 13, 2020 further includes investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”

If any proposed business combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate such business combination. In addition, if such business combination falls within CFIUS’ jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the business combination.

If CFIUS were to determine that we or our controlling shareholders are “foreign persons,” it could attempt to block or delay any business combination we seek to consummate, impose conditions to mitigate national security concerns with respect to the business combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the controlling shareholders. If we were to seek an initial business combination, the pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete the business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate.

The Company's securities are not listed on a national securities exchange and as a result there is limited trading of the Company's securities.

The Company’s securities have been delisted from the Nasdaq Stock Market and are not currently trading. The Company expects that its securities could be quoted on an over-the-counter market prior to consummation of an initial business combination although there is no assurance that this will occur. As a result, the Company could face significant material adverse consequences, including: (i) a limited availability of market quotations for the Company’s securities, (ii) reduced liquidity for the Company’s securities, (iii) a determination that the Public Shares are “penny stocks” which will require brokers trading in the Public Shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for the Company’s securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) making the Company a less attractive acquisition vehicle to a target business in connection with an initial business combination. Any of the foregoing could have a material adverse effect on the Company’s ability to consummate an initial business combination.

The New Sponsor could transfer its ownership in the Company's securities.

Subject to the certain limitations, the Prior Sponsor and New Sponsor could dispose of all or a portion of their holdings in the Company to a third party that would take control as sponsor of the Company at such time (as when the Prior Sponsor transferred certain of its securities to the New Sponsor, as described herein). Such a third party may not have any prior experience with similarly structured blank check companies, making it more difficult for us to consummate an initial business combination. Additionally, in order to facilitate an initial business combination (including in connection with a related PIPE financing, if any) or for any other reason determined by the Prior Sponsor and New Sponsor in their sole discretion, such entities may surrender or forfeit, transfer or exchange Founder Shares, Private Placement Warrants or any of the Company’s other securities, including for no consideration, as well as subject any such securities to earn-outs or other restrictions, or otherwise amend the terms of any such securities or enter into any other arrangements with respect to any such securities. If they transfer Company securities for the same price they paid for such securities, they may be able to limit the potential losses they may incur prior to the Company consummating an initial business combination by effectively removing themselves, in whole or in part, as sponsors of the Company. Additionally, any of the foregoing may cause them to have a conflict of interest in determining whether a particular transaction is in the best interests of the Company or its unaffiliated shareholders.

On November 18, 2024, New Sponsor and the Company entered into a term sheet with a third party for the disposition of a portion of New Sponsor’s holdings in the Company. For more information, please see the section entitled “Background”.

The Prior Sponsor, New Sponsor and the Company's officers and directors have interests in the proposals that may be different from, or in addition to, your interests as a shareholder.

Our Prior Sponsor, New Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Founder Shares and the possibility of future compensatory arrangements. See the section below titled “The Meeting — Interests of our Prior Sponsor, New Sponsor, Directors and Officers” for more information.

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BACKGROUND

We are a Cayman Islands-incorporated blank check company formed for the purpose of effecting a merger, capital share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

As of the Record Date, there were issued and outstanding (i) 6,691,730 Class A ordinary shares and (ii) one Class B ordinary share. In addition, we issued (i) 11,500,000 public warrants included in the public units, each whole warrant entitling their holder to purchase one Class A ordinary share upon the consummation of an initial business combination, and (ii) 11,700,000 Private Placement Warrants, each exercisable to purchase one Class A ordinary share as part of the Private Placement with the Prior Sponsor that we consummated simultaneously with the consummation of our IPO. Each whole warrant entitles its holder to purchase one Class A ordinary share at an exercise price of $11.50 per share. The warrants will become exercisable 30 days after the completion of our initial business combination and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. Once the public warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s Class A ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders. The Private Placement Warrants, however, are non- redeemable so long as they are held by the original holder or its permitted transferees.

As of [__], 2025, approximately $[__] million in proceeds from our IPO and the Private Placement and interest income were held in our Trust Account in the United States maintained by Continental, acting as trustee. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our charter (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within the period of time set forth in the Charter, or (B) with respect to any other provision relating to shareholders’ rights or pre- initial business combination activity; or (iii) absent an initial business combination within the period of time set forth in the Charter, our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the public shares.

Potential Transfer of Securities by New Sponsor

On November 18, 2024, New Sponsor and the Company entered into a non-binding term sheet (the “Term Sheet”) with Oazis Inc. (“Buyer”). The following is a summary of the material terms of the Term Sheet. Notwithstanding the foregoing, there is no assurance that a definitive agreement will be executed with respect to the transactions contemplated by the Term Sheet or that such transactions will be consummated.

Sale of Class A Ordinary Shares and Class B Ordinary Shares

Pursuant to the Term Sheet, the parties will seek to enter into a definitive agreement (the “Definitive Agreement”) which will provide that New Sponsor shall transfer to Buyer 2,318,999 Class A ordinary shares of the Company and one Class B ordinary share of the Company (the “Acquired Shares”) .

Officer and Directors

Concurrently with the closing of the transactions contemplated by the Definitive Agreement (the “Closing”), the current directors of the Company shall appoint an individual designated by the Buyer to the board of directors of the Company who will also be named the Chief Executive Officer, Chief Financial Officer and chairman of the board of directors of the Company. The current officers of the Company would resign, effective immediately upon the appointment of such designee, and the current directors of the Company would also resign, except for one designated director (the “Continuing Director”) immediately following the appointment of such designee.

Buyer will thereafter identify additional persons who qualify as independent directors under Rule 10A-3 to serve on the Company’s board of directors. Pursuant to the Term Sheet, the Company will file and mail to its public shareholders a Rule 14f-1 information statement (the “Information Statement”) as promptly as practicable after Closing and ten (10) days after the mailing of such information statement, the additional individuals will be appointed to the board of directors of the Company and the Continuing Director will resign from the board of directors of the Company.

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Conditions to Closing

Pursuant to the Term Sheet and as a condition to Closing, Prior Sponsor and New Sponsor will transfer 11,700,000 Private Placement Warrants to the Company for cancellation.

New Sponsor will (i) give Buyer a power of attorney to sign on its behalf any agreement that Buyer enters into in connection with an initial business combination or an extension of time to consummate such initial business combination (including but not limited to any transfer agreement, non-redemption agreement, forfeiture agreement or lockup agreement) relating to the Acquired Shares such that the Class A ordinary shares of the Company retained by New Sponsor shall be treated on a pro rata basis in a manner identical to the treatment of the Acquired Shares, and (ii) give Buyer a proxy to vote the Class ordinary shares of the Company retained by New Sponsor.

Miscellaneous

The Definitive Agreement shall contain fundamental representations and warranties by each of the New Sponsor, the Company and Buyer.

The Term Sheet also provides that, among other things, (i) the parties will work in good faith to negotiate and execute the Definitive Agreement, and (ii) New Sponsor, the Company and Buyer will each bear its own expenses in connection with the matters described herein. The Term Sheet also provides that New Sponsor shall cause the Company to be free and clear of any and all outstanding expenses, debts and other liabilities and the representative of the underwriter of the initial public offering will have waived the right to receive any deferred underwriting compensation.

Pursuant to the Term Sheet, Buyer shall also cause the Company to file certain periodic reports required to be filed by the Company as promptly as possible after the Closing. Pursuant to the Term Sheet, Buyer and New Sponsor will equally share the costs related to filing such periodic reports, with total costs borne by New Sponsor not to exceed $25,000.

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THE MEETING

Date, Time and Place of the Meeting

The enclosed proxy is solicited by the Board in connection with the extraordinary meeting in lieu of an annual general meeting to be held on February 28, 2025 at 10:00 a.m. Eastern Time for the purposes set forth in the accompanying Notice of Meeting. The Company will be holding the Meeting via live webcast. You will be able to attend the Meeting, vote and submit your questions online by visiting at https://www.[________].

Purpose of the Meeting

At the Meeting, you will be asked to consider and vote upon the following matters:

(i)

Proposal 1 - A proposal to amend, by special resolution, the Company’s charter in the form set forth in Annex A to the accompanying proxy statement: (a) to extend the date by which the Company would be required to consummate a business combination from March 3, 2025 to March 3, 2026 and (b) to permit our Board, in its sole discretion, to elect to wind up our operations on an earlier date than March 3, 2026;

(ii)

Proposal - 2 – A proposal to eliminate, by way of special resolution, from the charter the limitation that the Company may not redeem public shares (as defined below) to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than US$5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation and that the charter be amended as set out in Annex B to the proxy statement;

(iii)	Proposal 3 - A proposal to amend, by special resolution, the charter to change the name of the Company from “Capitalworks Emerging Markets Acquisition Corp” to “Piermont Valley Acquisition Corp.”; and

(iv)	Proposal 4 - A proposal to approve, by ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary, to effectuate the Extension.

The Adjournment Proposal will only be presented at the Meeting if the Company needs more time to effectuate the Extension Amendment or the Extension. The Adjournment Proposal may be presented as the first proposal at the time of the Meeting.

The Extension Amendment Proposal is essential to the overall implementation of the Board’s plan to extend the date by which the Company has to complete an initial business combination as well as to enable the Board to liquidate the Trust Account to redeem all public shares on a specified date following the approval of the Extension Amendment but prior to March 3, 2026 if it determines such action is in the best interests of the shareholders. Additionally, without the Redemption Limitation Amendment, the Company may not be able to implement the Extension if following redemptions in connection with the Extension the Company would not have at least $5,000,001 in tangible net assets as currently required by its charter. If that were to occur, the Company would be forced to liquidate on March 3, 2025. The Company will not proceed with the Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) if the Company will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the redemptions.

You are not being asked to vote on an initial business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, you will be entitled to vote on an initial business combination if and when it is submitted to shareholders and will retain the right to redeem your public shares for cash in the event the business combination is approved and completed or we have not consummated a business combination by the expiration of the Extension Period or upon the Company’s earlier liquidation, subject to the terms of the charter.

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Public shareholders may elect to redeem their public shares for their pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal regardless of whether or how such public shareholders vote with respect to such proposals. Additionally, redemption payments for Elections in connection with this Meeting will only be made if the Extension Amendment Proposal receives the requisite shareholder approval and the Extension is effectuated. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account when the initial business combination is submitted to the shareholders. Furthermore, if the Extension Amendment Proposal is approved and implemented, then in accordance with the terms of Trust Agreement, as amended, the Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the expiration of the Extension Period.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of public shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the deadline for exercising redemption requests not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the redemption, and the amount remaining in the Trust Account may be significantly reduced from the approximately $[___] million that was in the Trust Account as of February [__], 2025.

If the Extension Amendment Proposal is not approved, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The Company’s warrants will expire worthless.

In accordance with our charter, the Company will not present the Extension Amendment Proposal to our shareholders if redemptions in connection with such amendment would cause the Company’s net tangible assets to be less than $5,000,001 following consummation of such redemptions.

Only holders of record of our ordinary shares at the close of business on January 31, 2025 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.

After careful consideration of all relevant factors, the Board has determined that each of the Proposals is advisable and recommends that you vote or give instruction to vote “FOR” each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Proposal, and, if presented, the Adjournment Proposal.

Voting Rights and Revocation of Proxies

The Record Date with respect to this solicitation is the close of business on January 31, 2025 and only shareholders of record at that time will be entitled to vote at the Meeting and any adjournments or postponements thereof.

If you are a holder of record of Company ordinary shares, you can revoke your proxy at any time before the final vote at the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting virtually at the Meeting. Attendance at the Meeting alone will not change your vote. If your Company ordinary shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

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We intend to release this proxy statement and the enclosed proxy card to our shareholders on or about February [__], 2025.

Dissenters’ Right of Appraisal

Holders of our ordinary shares do not have appraisal rights under Cayman Islands law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding ordinary shares entitled to vote at the Meeting is 6,691,731 ordinary shares. Each ordinary share is entitled to one vote. The presence represented via the remote platform or by proxy at the Meeting of a majority of the number of outstanding ordinary shares, will constitute a quorum. There is no cumulative voting. Shares that abstain will be treated as present for quorum purposes on all matters.

The Prior Sponsor and New Sponsor collectively own approximately 82.6% of the Company’s issued and outstanding ordinary shares, which will count towards the quorum of the Meeting. As a result, in addition to the ordinary shares owned by the Prior Sponsor and New Sponsor, no shares would be required to achieve a quorum.

Broker Non-Votes

Holders of our ordinary shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. We believe that each of the Proposals is a “non-routine” matter, and therefore, banks or brokerages cannot use discretionary authority to vote shares on such proposals if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Meeting:

•

each of the Extension Amendment, the Redemption Limitation Amendment Proposal and Name Change Amendment must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of at least two-thirds of the shareholders who attend and vote at a general meeting of the Company; and

•	the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by shareholders represented at the Meeting and entitled to vote thereon.

Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on each of the Proposals, assuming a quorum is present. Failure to vote by proxy or to vote in person (including virtually) at the meeting will have no effect on the outcome of the vote on each of the proposals, assuming a quorum is present.

If there is no quorum, the Meeting shall be adjourned in accordance with the charter.

Voting Procedures

Each ordinary share that you own in your name entitles you to one vote on each of the proposals for the Meeting. Your proxy card shows the number of ordinary shares that you own.

•

You can vote your shares in advance of the Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your ordinary shares will be voted as recommended by our Board. Our Board recommends that holders of ordinary shareholders vote in favor of Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Proposal, and , if presented, the Adjournment Proposal.

•

You can attend the Meeting and vote virtually even if you have previously voted by submitting a proxy. However, if your ordinary shares are held in the name of your broker, bank or other nominee, you must first submit a legal proxy to the Solicitor. The Solicitor will then issue you a valid control number which will allow you to vote at the Meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your public shares.

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Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Meeting. You may contact Clear Trust LLC, our proxy solicitor, at:

Clear Trust, LLC

16540 Pointe Village Dr, Suite 210

Lutz, Florida 33558

Telephone: (813) 235-4490

Email: inbox@cleartrusttransfer.com

In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Some banks and brokers have customers who beneficially own public shares listed of record in the names of nominees and we intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations.

Delivery of Proxy Materials to Shareholders

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, NY 10105; or

•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

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Interests of our Prior Sponsor, New Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Prior Sponsor, New Sponsor and our directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below.

•

the fact that the Prior Sponsor, New Sponsor and our directors and officers hold an aggregate of 5,750,000 Founder Shares and 11,700,000 Private Placement Warrants, all of which would expire worthless if an initial business combination is not consummated;

•

the fact that our New Sponsor or affiliates of our officers or directors may lend us funds in order to finance transaction costs in connection with an initial business combination, up to $1,500,000 of which may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement. As of January 31, 2025, the outstanding balance of these loans was $_______.

•

the fact that, unless the Company consummates the initial business combination, the New Sponsor and our officers and directors will not receive reimbursement for any out-of-pocket expenses incurred by them on behalf of the Company related to identifying and investigating an initial business combination to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account; and

•

the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the Extension Period, the Prior Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.20 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

Additionally, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Redemption Rights

Pursuant to our current charter, our public shareholders will be provided with the opportunity to redeem their public shares upon the approval of the Extension Amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. If your redemption request is properly made and the Extension Amendment is approved, these shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the Trust Account of approximately $[___] million on February [__], 2025, the estimated per share redemption price would have been approximately $[__] (before taking into account the removal of the accrued interest to pay our taxes). Public shareholders may elect to redeem their public shares regardless of whether or how they vote on the proposals at the Meeting, but redemption payments for Elections in connection with this Meeting will only be made if the Extension Amendment Proposal receives the requisite shareholder approval and the Extension is effectuated.

In order to exercise your redemption rights, you must:

•

submit a request in writing prior to 5:00 p.m., Eastern Time on February 26, 2025 (two (2) business days before the Meeting) that we redeem your public shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemptions

E-mail: spacredemptions@continentalstock.com

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and

•

deliver your public shares either physically or electronically through DTC to our transfer agent at least two (2) business days before the Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of public shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the deadline for exercising redemption requests not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed above.

Prior to exercising redemption rights, shareholders should verify the market price of our ordinary shares, as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our ordinary shares when you wish to sell your shares.

If you exercise your redemption rights and the redemption is effectuated, your ordinary shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Extension Amendment Proposal is not approved, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Our warrants will expire worthless.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver to Continental written instructions to separate such units into public share and public warrants. This must be completed far enough in advance so that you may then exercise your redemption rights with respect to the public shares upon the separation of the units into public shares and public warrants.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions to Continental. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the units into public shares and public warrants. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

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PROPOSAL 1: THE EXTENSION AMENDMENT PROPOSAL

The proposed Extension Amendment would amend by special resolution the Company’s charter to extend the date by which the Company would be required to consummate an initial business combination from March 3, 2025 to March 3, 2026. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

You are not being asked to vote on an initial business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, you will be entitled to vote on an initial business combination if and when it is submitted to shareholders and will retain the right to redeem your public shares for cash in the event the business combination is approved and completed or we have not consummated a business combination by the expiration of the Extension Period or upon the Company’s earlier liquidation, subject to the terms of the charter.

Reasons for the Proposed Extension Amendment

The Company is proposing to amend by special resolution its charter to extend the date by which it would be required to consummate an initial business combination from March 3, 2025 to March 3, 2026, and to permit the Board, in its sole discretion, to elect to wind up our operations on a date earlier than March 3, 2026 as determined by the Board and included in a public announcement.

There will not be sufficient time before March 3, 2025 to consummate an initial business combination. Accordingly, the Board believes that it is in the best interests of our shareholders to provide the Company more time to consummate an initial business combination, as well as to provide additional flexibility to wind up our operations prior to the end of the Extension Period. We intend to hold another shareholders’ meeting prior to the expiration of the Extension Period in order to seek shareholder approval of any proposed initial business combination if a definitive agreement for such a transaction is entered into.

If the Extension Amendment Is Approved

If the Extension Amendment Proposal is approved, the Extension Amendment in the form of Annex A hereto will be effective and the Trust Account will not be disbursed except in connection with the Election and with our completion of the initial business combination or in connection with our liquidation if we do not complete the initial business combination by the termination date. The Company will attempt to consummate an initial business combination until the expiration of the Extension Period or until the Company’s Board determines, in its sole discretion that it will not be able to consummate the initial business combination before the expiration of the Extension Period and does not wish to continue operations until such expiration.

As of February [__], 2025, there was approximately $[___] million of funds in the Trust Account. If the Extension Amendment Proposal is approved and the Company extends the business combination period to March 3, 2025 (or such earlier date as determined by our Board in its sole discretion), the redemption price per share at the meeting for the initial business combination or the Company’s subsequent liquidation may be a different amount in comparison to the current estimated redemption price of approximately $[__] per share under the terms of our current charter and Trust Agreement.

In accordance with our charter, the Company will not present the Extension Amendment Proposal to our shareholders if redemptions in connection with such amendment would cause the Company’s net tangible assets to be less than $5,000,001 following consummation of such redemptions.

If the Extension Amendment Is Not Approved

If the Extension Amendment Proposal is not approved, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up.

If the Company liquidates, the Prior Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement reduce the amount of funds in the Trust Account to below (i) $10.20 per public share or (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per public share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. The Company has not independently verified whether the Prior Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Prior Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

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Full Text of the Resolution to be Approved

“RESOLVED, by special resolution, that the amended and restated memorandum of association and articles of association of the Company be amended by the deletion of the existing Article 162 and the insertion of the language as set out in full at Annex A, as a new Article 162.”

Redemption Rights

Pursuant to our current charter, our public shareholders will be provided with the opportunity to redeem their public shares upon the approval of the Extension Amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. If your redemption request is properly made and the Extension Amendment are approved, these shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the Trust Account of approximately $[___] million on February [__], 2025, the estimated per share redemption price would have been approximately $[__] (before taking into account the removal of the accrued interest to pay our taxes). Public shareholders may elect to redeem their public shares regardless of whether or how they vote on the proposals at the Meeting, but redemption payments for Elections in connection with this Meeting will only be made if the Extension Amendment Proposal receives the requisite shareholder approval and the Extension is effectuated.

In order to exercise your redemption rights, you must:

•

submit a request in writing prior to 5:00 p.m., Eastern Time on February 26, 2025 (two (2) business days before the Meeting) that we redeem your public shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemptions

E-mail: spacredemptions@continentalstock.com

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and

•

deliver your public shares either physically or electronically through DTC to our transfer agent at least two (2) business days before the Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of public shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the deadline for exercising redemption requests not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed above.

Prior to exercising redemption rights, shareholders should verify the market price of our ordinary shares, as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our ordinary shares when you wish to sell your shares.

If you exercise your redemption rights and the redemption is effectuated, your ordinary shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver to Continental written instructions to separate such units into public share and public warrants. This must be completed far enough in advance so that you may then exercise your redemption rights with respect to the public shares upon the separation of the units into public shares and public warrants.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions to Continental. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the units into public shares and public warrants. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Vote Required for Approval

The affirmative vote of holders of at least two-thirds of the votes cast by shareholders represented at the Meeting and entitled to vote thereon is required to approve the Extension Amendment. Abstentions or the failure to vote on the Extension Amendment will not have an effect on the Extension Amendment, assuming a quorum is present.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

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UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a summary of the material U.S. federal income tax consequences to holders of the Company’s Class A ordinary shares with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. Because the components of each unit are separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and warrant components of the unit. This summary assumes that the public shares and warrants are treated as separate instruments for U.S. federal income tax purposes. Accordingly, the separation of units into the public shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below with respect to any public shares held through the units (including alternative characterizations of the units). No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary.

This summary is limited to material U.S. federal income tax considerations to beneficial owners of our public shares and does not discuss the impact any U.S. state and local taxes or taxes imposed by non-U.S. jurisdictions, or any U.S. federal taxes other than income taxes (such as estate and gift taxes) could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its particular circumstances, including the alternative minimum tax or to the different consequences that may apply to shareholders subject to special tax rules that apply to certain types of investors, such as:

•	our sponsor, officers or directors;

•	financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market tax accounting rules;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies;

•	real estate investment trusts;

•	persons liable for the alternative minimum tax;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more of our public shares (by vote or value);

•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation in connection with services;

•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•	Redeeming U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•	controlled foreign corporations; or

•	passive foreign investment companies.

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds Class A ordinary shares, the tax treatment of a partner in such partnership generally will depend on the status of the partner, the activities of the partnership, and certain determinations made at the partner level. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding the Company’s Class A ordinary shares, you should consult your tax advisor regarding the tax consequences of a redemption.

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This summary assumes that shareholders hold the Company’s securities as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment).

WE URGE HOLDERS OF ORDINARY SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of the Company’s shares that elect to have their Class A ordinary shares redeemed for cash as described in the section entitled “Proposal 1: The Extension Amendment Proposal.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:

•	an individual who is a United States citizen or resident of the United States as determined for United States federal income tax purposes;

•

a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•

a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Tax Treatment of Non-Redeeming Shareholders

A public shareholder who does not elect to redeem their public shares (including any public shareholder who votes in favor of the Extension Amendment) will continue to own its public shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Amendment Proposal.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for these purposes (which we will be, unless a “start-up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

The U.S. federal income tax treatment of a Redeeming U.S. Holder will depend on whether the redemption qualifies as a sale or exchange of the Class A ordinary shares under Section 302(a) of the Code. Whether the redemption qualifies for sale or exchange treatment will depend largely on the total number of shares of our stock treated as held by the Redeeming U.S. Holder (including any stock constructively owned by the Redeeming U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of Class A ordinary shares generally will be treated as a sale or exchange of the Class A ordinary shares (rather than as a distribution) if the redemption: (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete termination” of such Redeeming U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a Redeeming U.S. Holder takes into account not only our public shares actually owned by the Redeeming U.S. Holder, but also our public shares that are constructively owned by it. A Redeeming U.S. Holder may constructively own, in addition to public shares owned directly, public shares owned by certain related individuals and entities in which the Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any public shares the Redeeming U.S. Holder has a right to acquire by exercise of an option, which generally would include public shares which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the Redeeming U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than 80% of the percentage of our outstanding voting shares actually and constructively owned by the Redeeming U.S. Holder immediately before the redemption. Prior to our initial business combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a Redeeming U.S. Holder’s interest if either (i) all of our shares actually and constructively owned by the Redeeming U.S. Holder are redeemed or (ii) all of our shares actually owned by the Redeeming U.S. Holder are redeemed and the Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the Redeeming U.S. Holder does not constructively own any other of our shares. The redemption of the public shares will not be essentially equivalent to a dividend with respect to a Redeeming U.S. Holder if it results in a “meaningful reduction” of the Redeeming U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a Redeeming U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances.

However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A Redeeming U.S. Holder should consult with its tax advisors as to the tax consequences of a redemption of any public shares.

Subject to the PFIC rules, discussed below, if the redemption is treated as a sale or exchange, a Redeeming U.S. Holder generally will recognize capital gain or loss equal to the difference between (i) the sum of the amount of cash received in the redemption and (ii) the Redeeming U.S. Holder’s adjusted tax basis in its public shares surrendered in the redemption. If such sale or exchange treatment applies, capital gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year. Long-term capital gain realized by a non-corporate Redeeming U.S. Holder currently generally would be subject to preferential tax rates. It is unclear, however, whether certain redemption rights described in this proxy statement may suspend the running of the applicable holding period for this purpose (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). The deduction of capital losses is subject to certain limitations. Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

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If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution and the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). However, for the purposes of the dividends- received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares. The amount of any such dividends paid by us will be taxable to a corporate Redeeming U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed public shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares constructively owned by it.

As these rules are complex, holders of Class A ordinary shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or exchange or as a corporate distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares.

Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The actual PFIC status of the Company for its current taxable year or any subsequent taxable year will not be determinable until after the end of such taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any Redeeming U.S. Holder who held our securities at any time we were considered a PFIC).

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If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

•	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S.

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Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above with respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above with respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

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The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the SEC, including the Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal 1: The Extension Amendment Proposal.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder).

Dividends (including constructive dividends) and gains that are effectively connected with a Redeeming Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable Redeeming U.S. Holder and, in the case of a Redeeming Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

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Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain dividends paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Although the Code provides that FATCA withholding generally also will apply to payments of gross proceeds from the sale or other disposition of stock (such as Class A ordinary shares), the U.S. Treasury Department has released proposed Treasury Regulations that, if finalized in their present form, would eliminate the FATCA withholding tax applicable to gross proceeds from sales or other dispositions of stock. In its preamble to such proposed Treasury Regulations, the U.S. Treasury Department stated that taxpayers generally may rely on the proposed Treasury Regulations until final Treasury Regulations are issued. Foreign financial institutions and non-financial foreign entities located in jurisdictions that have an intergovernmental agreement with the United States with respect to FATCA may be subject to different rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•	fails to provide an accurate taxpayer identification number;

•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

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PROPOSAL 2: THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its charter to eliminate the requirement that the Company have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) following redemptions in connection with the Meeting or an initial business combination. The complete text of the proposed amendment to the charter is attached to this proxy statement as Annex B.

Without the Redemption Limitation Amendment, the Company may not be able to implement the Extension if following redemptions in connection with the Extension the Company would not have at least $5,000,001 in tangible net assets. If that were to occur, the Company would be forced to liquidate.

Reasons for the Redemption Limitation Amendment Proposal

Shareholders are being asked to adopt the proposed Redemption Limitation Amendment Proposal which, in the judgment of the Board, may facilitate the consummation of an initial business combination. The charter limits the Company’s ability to consummate an initial business combination, or to redeem Ordinary Shares in connection with an initial business combination, if it would cause the Company to have less than $5,000,001 in net tangible assets. The purpose of such limitation was initially to ensure that the Ordinary Shares were not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act in the event that such Ordinary Shares failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with the Extension such that following such redemptions, the Company’s net tangible assets would be less than $5,000,001, the Redemption Limitation in the charter would prevent the Company from being able to implement the Extension. If that were to occur, the Company would be forced to liquidate on March 3, 2025.

If the Redemption Limitation Amendment Proposal is Not Approved

If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because the Company does not take action to increase its net tangible assets or because its attempt to do so is not successful, then the Company will not proceed with the Extension and will not redeem any public shares. In such case, public shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their public shares redeemed for cash in connection with the Company’s liquidation and dissolution.

If the Redemption Limitation Amendment Proposal is Approved

If the Redemption Limitation Amendment Proposal is approved (and the Extension Amendment Proposal is also approved), the Company shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are made and redeem public shares as necessary, irrespective of whether such redemptions exceed the Redemption Limitation.

If the Company redeems the public shares in an amount in excess of the Redemption Limitation, a determination may be made that our public shares are “penny stocks” which will require brokers trading in our public shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for our securities.

Vote Required for Approval

The approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the meeting and therefore will have no effect on the approval of the Redemption Limitation Amendment Proposal.

The Prior Sponsor and New Sponsor collectively own approximately 82.6% of the Company’s issued and outstanding ordinary shares. Accordingly, they will be able to approve the Redemption Limitation Amendment Proposal, even if no public shares are voted in favor of such proposal.

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Full Text of the Resolution to be Approved

“RESOLVED, by special resolution, that the limitation that the Company may not redeem Public Shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than US$5,000,001 in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation, be removed, and that the Charter be amended as set out in Annex B to the proxy statement".

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

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PROPOSAL 3: THE NAME CHANGE PROPOSAL

Overview

The proposed Name Change Proposal would amend by special resolution the Company’s charter to change the name of the Company from “Capitalworks Emerging Markets Acquisition Corp.” to “Piermont Valley Acquisition Corp.”

On April 19, 2024, the Prior Sponsor entered into the Securities Purchase Agreement with the New Sponsor. Pursuant to the Securities Purchase Agreement, we agreed to change our name. Accordingly, we are requesting shareholders to approve the name change.

Full Text of the Resolution to be Approved

The full text of the resolution to be proposed in connection with this proposal is as follows:

“RESOLVED, as a special resolution, that the charter be amended to change the name of the Company from “Capitalworks Emerging Markets Acquisition Corp.” to “Piermont Valley Acquisition Corp.”

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Vote Required for Approval

The affirmative vote of holders of at least two-thirds of the votes cast by shareholders represented at the Meeting and entitled to vote thereon is required to approve the Name Change Proposal. Abstentions or the failure to vote on the Name Change Proposal will not have an effect on the Name Change Proposal, assuming a quorum is present.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE NAME CHANGE PROPOSAL.

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PROPOSAL 4: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates if more time is necessary to effectuate the Extension.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later date in the event more time is needed to effectuate the Extension.

Full Text of the Resolution to be Approved

The full text of the resolution to be proposed in connection with this proposal is as follows: “RESOLVED, as an ordinary resolution, that the adjournment of the annual general meeting to a later date or dates to be determined by the Chairperson of the annual general meeting, or indefinitely, if necessary or convenient, to effectuate the Extension.”

Vote Required for Approval

The approval of the Adjournment Proposal, if presented, requires an ordinary resolution being the affirmative vote of holders of a majority of the votes cast by shareholders represented at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal, if presented.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal, if presented.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL, IF PRESENTED.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of February [__], 2025 by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•	each of our executive officers and directors; and

•	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table is based on 6,691,730 of Class A ordinary shares and one Class B ordinary share outstanding and does not reflect record or beneficial ownership of the Private Placement Warrants as they are not exercisable within 60 days of February [__], 2025.

Name and Address of Beneficial Owner(1)	Number of Class A Ordinary Shares Beneficially Owned	Approximate Percentage of Outstanding Class A Ordinary Shares	Number of Class B Ordinary Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Class B Ordinary Shares(2)	Number of Ordinary Shares Beneficially Owned	Approximate Percentage of Outstanding Ordinary Shares
CEMAC Sponsor LP(3)	1,824,999	26.2%	—	—	1,824,999	26.2%
Vikasati Partners, LLC(4)	3,925,000	56.4%	1(2)	100%	3,925,001	56.4%
Suresh Guduru	—	—	—	—	—	—
Brian Coad	—	—	—	—	—	—
John Levy	—	—	—	—	—	—
Suresh Singamsetty	—	—	—	—	—	—
Kishore Kondragunta	—	—	—	—	—	—
All executive officers and directors as a group (six individuals)	—	—	—	—	—	—
Polar Asset Management Partners Inc(5)	1,196,773	17.2%	—	—	1,196,773	17.2%

_____________________

(1)

Unless otherwise noted, the business address of each of the following is c/o Capitalworks Emerging Markets Acquisition Corp c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, NY 10105.

(2)

The Prior Sponsor initially received 5,750,000 Class B ordinary shares from the Company on May 12, 2021. On May 23, 2023, the Prior Sponsor elected to convert, on a one-for-one basis, 5,749,999 Class B ordinary shares into 5,749,999 Class A ordinary shares, and continues to own one Class B ordinary share. The 5,749,999 Class A ordinary shares issued to the Prior Sponsor in connection with the Founder Conversion are subject to the same registration rights and restrictions as the Class B ordinary shares before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a business combination as described in the final prospectus for the Issuer’s IPO.

(3)

CEMAC Sponsor LP is the record holder of the shares reported herein. CEMAC Sponsor GP is the general partner of CEMAC Sponsor LP and has voting and investment discretion over the securities held by CEMAC Sponsor LP. Robert Oudhof is the sole director of CEMAC Sponsor GP and has voting and investment discretion over the securities held by CEMAC Sponsor GP. Robert Oudhof disclaims any beneficial ownership of the securities held by CEMAC Sponsor LP other than to the extent of any pecuniary interest he may have therein, directly or indirectly. Each member of our management team has a pecuniary interest in CEMAC Sponsor LP; however, those individuals do not exercise voting or dispositive control over any of the shares held by CEMAC Sponsor LP. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares.

(4)

Vikasati Partners, LLC is the record holder of the shares reported herein. Mr. Guduru is our Chief Executive Officer and Director, and is the Managing Member of Vikasati Partners, LLC and, accordingly, may be deemed to have beneficial ownership of such shares held by Vikasati Partners, LLC. Mr. Guduru disclaims any beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(5)

According to a Schedule 13G filed with the SEC on February 10, 2023, Polar Asset Management Partners Inc. (“Polar”) is the investment advisor to Polar Multi-Strategy Master Fund (“PMSMF”) with respect to the Class A ordinary shares directly held by PMSMF. The address of the principal business office of each of Solar and PMSMF is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6. The ultimate individual beneficial owner of the reporting persons is not included in the 13G. The number of shares held by Polar was reported as of February 10, 2023, which does not reflect any redemption of its shares in connection with the Company’s extension approved on May 23, 2023, or any other transactions after February 10, 2023. Accordingly, the number of shares and the percentages set forth in the table may not reflect its current beneficial ownership.

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FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Extension is effectuated, we  anticipate that the  2025 annual general meeting will be held in connection with the approval of any proposed business combination. For any proposal to be considered for inclusion in our proxy  statement and form of proxy for submission to the shareholders at our 2025 annual general meeting, it  must have submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our    charter. Such proposals must have been received by us not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior        to the scheduled date of the annual general meeting.

If the Extension Amendment Proposal is not approved, there will be no 2025 annual general meeting.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family.  This process, known as  “householding,” reduces the  volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is  shared with another shareholder and  together both of  the  shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact the Company at the following address and e-mail address:

Capitalworks Emerging Markets Acquisition Corp

c/o Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, NY10105

Attention: Suresh Guduru

 Tel: (202) 741-3677

Email: sguduru@carticaspac.com

•	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with  the SEC. The SEC maintains an  Internet web  site that contains reports, proxy and  information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other    information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

Our corporate website address is https://www.cemac.online. Our website and the  information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

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You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions  you may have about the Extension Amendment Proposal, the Name Change Proposal or the Adjournment Proposal, by contacting the Company’s Solicitor at:

Clear Trust, LLC

16540 Pointe Village Dr, Suite 210

Lutz, Florida 33558

Telephone: (813) 235-4490

Email: inbox@cleartrusttransfer.com

You may also contact us at the following address or telephone number:

 c/o Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, NY 10105

561-532-4682

In order to receive timely delivery of the documents in advance of the Meeting, you must make your request for information no later than February [__], 2025.

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ANNEX A

PROPOSED AMENDMENT TO THE AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION AND ARTICLES OF ASSOCIATION

OF CAPITALWORKS EMERGING MARKETS ACQUISITION CORP

RESOLVED, as special resolutions, that Article 162(a) of the Articles of the Company be deleted in its entirety and replaced as follows:

162 (a) In the event that the Company does not consummate a Business Combination March 3, 2026 (or such earlier date as determined by the Board, in its  sole discretion, and included in a public announcement) (the “Termination Date”)

(i)     the Company will cease all operations except for the purpose of winding up;

(ii)     as promptly as  reasonably possible but  not  more than ten  business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the      Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to  pay taxes, if any(less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the   number of  Public Shares then in  issue, which redemption will completely extinguish public Members’ rights  as Members (including the right to receive further liquidation distributions, if any); and

(iii)      as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in the case of sub-articles 162(a)(i) and 162(a)(ii), to  its  obligations under Cayman Islands law  to  provide for  claims of  creditors and in all cases subject to the other requirements of applicable law. Notwithstanding the foregoing, if any   Founders acquire Public Shares in or after the IPO, they will each be entitled to receive liquidation distributions from the Trust Fund with respect to such Public Shares if the Company fails to complete a Business Combination by the applicable Termination Date.

(b) If any amendment is made to Article 162(a) that would modify the substance or timing of the Company’s obligation to provide holders of the Class A Shares the right to have their shares redeemed in connection with the Company’s initial Business Combination or to redeem 100% of the Public Shares if the Company does not  complete its  initial Business Combination within the  thirty nine month period following  the closing of the IPO or with respect to any other provision relating to the rights of holders of the Class A Shares or pre-initial Business Combination activity, each holder of Public Shares shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to  the  aggregate amount then on  deposit in  the  Trust  Fund, including interest earned on the Trust Fund and not previously released to the Company to pay its taxes, if any, divided by the number     of  Public Shares then in  issue.

A-1

Annex B

PROPOSED AMENDMENT TO THE AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION AND ARTICLES OF ASSOCIATION

OF CAPITALWORKS EMERGING MARKETS ACQUISITION CORP

RESOLVED, as special resolutions, that:

(i) Article 156 of the Articles of the Company be deleted in its entirety and replaced as follows:

Prior to the consummation of any Business Combination, the Company shall either:

 (a) submit such Business Combination to its Members for approval; or

(b) provide Members with the opportunity to have their Public Shares redeemed or repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, calculated as of two business days prior to the consummation of the Company’s initial Business Combination, including interest earned on the Trust Fund and not previously released to the Company to pay income taxes, if any, divided by the number of Public Shares then in issue.

(ii) Article 159 of the Articles of the Company be deleted in its entirety and replaced as follows:

At a general meeting called for the purposes of approving a Business Combination pursuant to these Articles, the Company shall be authorised to consummate a Business Combination by Ordinary Resolution.

(iii) Article 161 of the Articles of the Company be deleted in its entirety and replaced as follows:

The Redemption Price shall be paid promptly following the consummation of the relevant Business Combination. If the proposed Business Combination is not approved or completed for any reason then such redemptions shall be cancelled and share certificates (if any) returned to the relevant Members as appropriate.

(iv) Article 162(b) of the Articles of the Company be deleted in its entirety and replaced, as set out in Annex A of this proxy statement.

B-1

 PRELIMINARY PROXY

CAPITALWORKS EMERGING MARKETS ACQUISITION CORP

C/O ELLENOFF GROSSMAN & SCHOLE LLP

1345 AVENUE OF THE AMERICAS

NEW YORK, NY 10105

EXTRAORDINARY GENERAL MEETING

FEBRUARY 28, 2025

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON

FEBRUARY 28, 2025

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated February __, 2025, in connection with the extraordinary general meeting to be held at 10:00 a.m. Eastern Time, on February 28, 2025, virtually, at www.[______], and hereby appoints Suresh Guduru the attorney and proxy of the undersigned, with power of substitution, to vote all shares of common stock of Capitalworks Emerging Markets Acquisition Corp (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the special meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1), “FOR” THE REDEMPTION LIMITATION AMENDMENT PROPOSAL (PROPOSAL 2), “FOR” THE NAME CHANGE PROPOSAL (PROPOSAL 3) AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 4), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on February 28, 205: This notice of meeting and the accompany proxy statement are available at www.[__________].

Proposal 1 — Extension Proposal	FOR	AGAINST	ABSTAIN

Approve the amendment of the Company’s amended and restated memorandum and articles of association to extend of the date by which the Company must consummate a business combination, from March 3, 2025 to March 3, 2026.

	☐	☐	☐

Proposal 2 — Redemption Limitation Amendment Proposal	FOR	AGAINST	ABSTAIN
Approve the amendment of the Company’s amended and restated memorandum and articles of association to remove the limitation on the amount of redemptions of public shares that can be accepted.	☐	☐	☐

Proposal 3 — Name Change Proposal	FOR	AGAINST	ABSTAIN

Approve the amendment of the Company’s amended and restated memorandum and articles of association to change the name of the Company from “Capitalworks Emerging Markets Acquisition Corp” to “Piermont Valley Acquisition Corp.”

	☐	☐	☐

Proposal 4 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
Approve the adjournment of the extraordinary general meeting to a later date or dates, if the Company determines that additional time is necessary to effectuate the Extension.	☐	☐	☐

Dated: ________________________, 2025

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CLEARTRUST, LLC. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 3, AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 4, IF SUCH PROPOSAL IS PRESENTED AT THE MEETING, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.